EXHIBIT 10.35

                         SUPPLEMENT TO PLEDGE AGREEMENT
                         ------------------------------


                                  SUPPLEMENT NO. 11 (this "SUPPLEMENT") dated
                         as of December 30, 2004, to the PLEDGE AGREEMENT dated as of July 29, 1999, as subsequently amended and restated, among CROSS COUNTRY HEALTHCARE, INC. (f/k/a Cross Country, Inc.), a Delaware corporation (the "BORROWER"), and CITICORP USA, INC. ("CITICORP"), as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Obligees (as defined in the Credit Agreement referred to below).

         A. Reference is made to (a) the Credit Agreement dated as of July 29, 1999, as amended and restated as of December 16, 1999, March 16, 2001 and June 5, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lenders (as defined in Article I thereof), Citigroup Global Markets Inc., as sole bookrunner and joint lead arranger, Wachovia Securities LLC, as joint lead arranger (together with Citigroup Global Markets Inc., in such capacity, the "ARRANGERS"), Citicorp USA, Inc., as issuing bank (in such capacity, the "ISSUING BANK"), as swingline lender (in such capacity, the "SWINGLINE LENDER"), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent for the Lenders (in such capacity the "COLLATERAL AGENT"), Wachovia Bank, National Association, as syndication agent (the "SYNDICATION AGENT"), and General Electric Capital Corporation, Key Corporate Capital Inc., LaSalle Bank N.A. and SunTrust Bank, as documentation agents (the "DOCUMENTATION AGENTS") and
(b) the form of Pledge Agreement annexed to the Credit Agreement as Exhibit I (as amended, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"), among the Guarantors and the Collateral Agent.

         B. Capitalized terms used herein and not otherwise defined herein are used with the meanings assigned to such terms in the Credit Agreement and the Pledge Agreement.

         C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary (other than a Foreign Subsidiary) that was not in existence or not a Subsidiary on the Original Closing Date is required to enter into the Pledge Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral under the Pledge Agreement. Section 23 of the Pledge Agreement provides that such Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "NEW PLEDGOR") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Pledgor agree as follows:

         SECTION 1. In accordance with Section 23 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Obligees, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral of the New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference. Schedule I attached hereto lists all of the issued and outstanding equity and debt interests of the New Pledgor.

         SECTION 2. Schedule II to the Pledge Agreement is hereby amended and restated to read in its entirety as set forth in Annex A hereto.

         SECTION 3. The New Pledgor represents and warrants to the Collateral Agent and the other Obligees that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 4. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 5. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

         SECTION 6. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

         SECTION 7. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party


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
hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 9. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it in care of the Borrower.

         SECTION 10. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

         IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

                                        CROSS COUNTRY CAPITAL, INC.,
                                        a Delaware corporation,

                                             By   /s/ Emil Hensel
                                                  ------------------------------
                                                  Name:    Emil Hensel
                                                  Title:    Chairman

                                        Address:  Delaware Trust Capital
                                                  Management, Inc.
                                                  300 Delaware Ave., Suite 2016
                                                  Wilmington, DE 19801
                                                  Attn: Darryl Smith



                                        CITICORP USA, INC., as Collateral Agent,

                                             By   /s/ Illegible
                                                  ------------------------------
                                                  Name:    Citicorp USA
                                                  Title: Collateral Agent

                                                                   Schedule I to
                                                               Supplement No. 11
                                                         to the Pledge Agreement

                      Pledged Securities of the New Pledgor
                      -------------------------------------

                           EQUITY INTERESTS AND RIGHTS


                    Number of      Registered     Number and     Percentage of
       Issuer      Certificate       Owner      Class of Shares      Shares
       ------      -----------       -----      ---------------      ------

Cross Country Capitol, Inc.  1   Cross Country       3,000             100%
                                 Healthcare, Inc.    shares of
                                                     Common Stock

                                 DEBT SECURITIES

                      Principal
       Issuer          Amount       Date of Note       Maturity Date
       ------          ------       ------------       -------------

Cross Country        $84,000,000     June 5, 2003      June 4, 2009
Nurses, Inc.

                                                                         Annex A
                                                              Schedule II to the
                                                                Pledge Agreement


                           EQUITY INTERESTS AND RIGHTS

---------------------------------------------------------------------------------------------------------------
Pledgor               Issuer             No. of             Registered         No. and Class      Percentage of
                                         Certificate        Owner              of Shares          Shares
---------------------------------------------------------------------------------------------------------------
Cross Country         TVCM, Inc.         105                Cross Country      100 shares of      100%
Healthcare, Inc.                                            Healthcare, Inc.   Common Stock
---------------------------------------------------------------------------------------------------------------
Cross Country         CC Staffing,       2                  Cross Country      100 shares of      100%
Healthcare, Inc.      Inc.                                  Healthcare, Inc.   Common Stock
---------------------------------------------------------------------------------------------------------------
Cross Country         Cejka & Company    4                  Cross Country      100 shares of      100%
Healthcare, Inc.                                            Healthcare, Inc.   Common Stock
---------------------------------------------------------------------------------------------------------------
Cross Country         Cross Country      C2                 Cross Country      100 shares of      100%
Healthcare, Inc.      Education, Inc.                       Healthcare, Inc.   Common Stock
---------------------------------------------------------------------------------------------------------------
Cross Country         ClinForce, Inc.    4                  Cross Country      10 shares of       100%
Healthcare, Inc.                                            Healthcare, Inc.   Common Stock
---------------------------------------------------------------------------------------------------------------
Cross Country         Cross Country      C1                 Cross Country      100 shares of      100%
Healthcare, Inc.      TravCorps, Inc.                       Healthcare, Inc.   Common Stock
---------------------------------------------------------------------------------------------------------------
Cross Country         NovaPro, Inc.      1                  Cross Country      100 shares of      100%
Healthcare, Inc.                                            Healthcare, Inc.   Common Stock
---------------------------------------------------------------------------------------------------------------
Cross Country         Cross Country      C1                 Cross Country      100 shares of      100%
Healthcare, Inc.      Consulting, Inc.                      Healthcare, Inc.   Common Stock
---------------------------------------------------------------------------------------------------------------
Cross Country         Assignment         1                  Cross Country      100 shares of      100%
Healthcare, Inc.      America, Inc.                         Healthcare, Inc.   Common Stock
---------------------------------------------------------------------------------------------------------------
Cross Country         MedStaff, Inc.,    2                  Cross Country      100 shares of      100%
Healthcare, Inc.      fka Cross                             Healthcare, Inc.   Common Stock
                      Country Nurses,
                      Inc.
---------------------------------------------------------------------------------------------------------------


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

                                                                         Annex A
                                                              Schedule II to the
                                                                Pledge Agreement

---------------------------------------------------------------------------------------------------------------
Cross Country
Healthcare, Inc.      Cross Country      C2                 Cross Country      100 shares of      100%
                      Local, Inc.                           Healthcare, Inc.   Common Stock
---------------------------------------------------------------------------------------------------------------
Cross Country         Cross Country      1                  Cross Country      3,000 shares of    100%
Healthcare, Inc.      Capital, Inc.                         Healthcare, Inc.   Common Stock
---------------------------------------------------------------------------------------------------------------


                                             DEBT SECURITIES

---------------------------------------------------------------------------------------------------------------
Pledgor                  Issuer                 Principal Amount       Date of Note           Maturity Date
---------------------------------------------------------------------------------------------------------------
Cross Country            Cross Country          $84,000,000            June 5, 2003           June 4, 2009
Capital, Inc.            Nurses, Inc.
---------------------------------------------------------------------------------------------------------------